Exhibit 10(i)(3)

EXECUTION COPY

AMENDMENT NO. 1

Dated as of January 27, 2011

to

LOAN AGREEMENT

Dated as of February 19, 2010

THIS AMENDMENT NO. 1 (“Amendment”) is made as of January 27, 2011 by and among Cleco Corporation (the “Borrower”), the financial institutions listed on the signature pages hereof (collectively, the “Lenders”) and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders (the “Administrative Agent”), under that certain Loan Agreement dated as of February 19, 2010 by and among the Borrower, the Lenders and the Administrative Agent (as may be further amended, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement.

WHEREAS, the Borrower, the Lenders and the Administrative Agent have agreed to make certain amendments to the Loan Agreement;

WHEREAS, the parties hereto have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to enter into this Amendment.

1. Amendments to Loan Agreement.  Upon the Effective Date (as defined below), the Loan Agreement is hereby amended as follows:

(a) The pricing grid appearing in the definition of “Applicable Rate” appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Pricing Level	Eurodollar Margin	ABR Margin
Pricing Level I	2.25%	1.25%
Pricing Level II	2.50%	1.50%
Pricing Level III	3.00%	2.00%

(b) The definition of “Maturity Date” appearing in Section 1.1 of the Loan Agreement is hereby amended to delete the date “February 19, 2011” appearing therein and to replace such date with the date “August 19, 2011”.

2. Conditions of Effectiveness.  This Amendment shall become effective (the “Effective Date”) as of January 27, 2011, upon (a) receipt by the Administrative Agent of (i) counterparts of this Amendment duly executed by the Borrower, the Lenders and the Administrative Agent, (ii) a

favorable written opinion of Phelps Dunbar, L.L.P., counsel to the Borrower and Cleco Power LLC, in form and substance reasonably satisfactory to the Administrative Agent and (iii) a certificate of the Corporate Secretary of the Borrower (x) attaching the current articles of incorporation and bylaws of the Borrower, (y) certifying that the resolutions of its Board of Directors authorizing the execution, delivery and performance of the Loan Agreement, as modified by this Amendment, have not been amended, rescinded or modified and are in full force and effect, and (z) setting forth, to the extent modified from the incumbency and specimen signatures delivered to the Administrative Agent as of February 19, 2010, the incumbency and specimen signature of each of its officers authorized to sign this Amendment and (b) payment by the Borrower of, to the extent invoiced, all expenses of the Administrative Agent (including attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents.

3. Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Loan Agreement, as amended hereby, are true and correct, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct on and as of such earlier date.

4. Reference to and Effect on the Loan Agreement.

(a) Upon the effectiveness hereof, each reference to the Loan Agreement in the Loan Agreement or any other Loan Document shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Except as specifically amended above, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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7. Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CLECO CORPORATION, as the Borrower

By /s/ Charles A. Mannix
Name: Charles A. Mannix
Title: Vice President – Tax & Treasurer

Signature Page to Amendment No. 1
Cleco Corporation
Loan Agreement dated as of February 19, 2010

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By /s/ Helen D. Davis
Name: Helen D. Davis
Title: Authorized Officer

Signature Page to Amendment No. 1
Cleco Corporation
Loan Agreement dated as of February 19, 2010

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By /s/ Dixon Schultz
Name: Dixon Schultz
Title: Director

By /s/ Sharada Manne
Name: Sharada Manne
Title: Director

Signature Page to Amendment No. 1
Cleco Corporation
Loan Agreement dated as of February 19, 2010

BANK OF AMERICA, N.A., as a Lender

By /s/ Justin Martin
Name: Justin Martin
Title: Vice President

Signature Page to Amendment No. 1
Cleco Corporation
Loan Agreement dated as of February 19, 2010

CAPITAL ONE, N.A., as a Lender

By /s/ Kermit W. Pharris, Jr.
Name: Kermit W. Pharris, Jr.
Title: Vice President

Signature Page to Amendment No. 1
Cleco Corporation
Loan Agreement dated as of February 19, 2010